SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2007

FRANKLIN CREDIT MANAGEMENT CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-17771	75-2243266
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

101 Hudson Street Jersey City, New Jersey (Address of principal executive offices)	07302 (Zip code)

Registrant’s telephone number, including area code: (201) 604-4402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Check the appropriate box below in the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. 14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 16, 2007, the Company issued a press release announcing rescheduling of its investor conference call. A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated in this Item 8.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated May 16, 2007, entitled “Franklin Credit Management Reschedules Today’s Investor Conference Call.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN CREDIT MANAGEMENT CORPORATION

By: /s/ Paul D. Colasono
Name: Paul D. Colasono
Title: Chief Financial Officer and Executive Vice President

Date: May 16, 2007